Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Commitments and Contingencies
Note 11	Commitments and Contingencies

(a)	Litigation and Claims

We are subject to litigation in the ordinary course of business. Management does not believe that the resolution of any pending proceedings would have a material adverse effect on our financial position or results of operations.

(b)	LCO Protection

Most of the customer service commitments entered into prior to our privatization were transferred to us pursuant to novation agreements. Certain of these agreements contain provisions, including provisions for lifeline connectivity obligation (“LCO”) protection, which constrain our ability to price services in some circumstances. Our LCO contracts require us to provide customers with the right to renew their service commitments covered by LCO contracts at prices no higher than the prices charged for those services on the privatization date. Under some circumstances, we may also be required by an LCO contract to reduce the price for a service commitment covered by the contract. LCO protection may continue until July 18, 2013. As of September 30, 2012, we had approximately $71.8 million of backlog covered by LCO contracts and to date we have not been required to reduce prices for our LCO-protected service commitments. There can be no assurance that we will not be required to reduce prices in the future under our LCO commitments.

(c)	Loss Contingency

Our indirect parent, Intelsat Global Holdings, entered into an agreement pursuant to which an independent third party made an investment commitment to us. This commitment was subject to certain terms and conditions and had a fixed duration. We previously loaned $10.0 million to Intelsat Global Holdings in connection with a fee paid to the third party under this agreement. The commitment expired on October 1, 2012 and the investment was not consummated. We recorded a $20.0 million pretax charge plus associated costs and expenses of $1.0 million in the third quarter of 2012 within other income (expense), net in the accompanying consolidated statement of operations. The charge consisted of the $10.0 million previously loaned to Intelsat Global Holdings, an additional $10.0 million that was loaned to Intelsat Global Holdings in the third quarter of 2012 and paid to the third party upon expiration of the commitment, and $1.0 million for related costs and expenses, the amount of which was loaned to Intelsat Global Holdings and paid to the third party in October 2012.

Note 14	Contingencies

(a) Insurance

As of December 31, 2011, the majority of our in-orbit satellites were uninsured. Of the insured satellites, one was covered by an insurance policy with substantial exclusions or exceptions to coverage for failures of specific components identified by the underwriters as at risk for possible failure (“Significant Exclusion Policies”). The Significant Exclusion Policies reduce the probability of an insurance recovery in the event of a loss on this satellite. Galaxy 13/Horizons-1, which was placed in service in January 2004 and is insured by a policy with an exclusion for XIPS related anomalies, continues to have XIPS available as its primary propulsion system. It also has a bi-propellant fuel system currently in use, with sufficient bi-propellant fuel to maintain station-kept orbit until approximately July 2020.

An uninsured failure of one or more satellites could have a material adverse effect on our financial condition and results of operations. In addition, higher premiums on insurance policies would increase our costs, thereby reducing income from operations by the amount of such increased premiums.

(b) Litigation and Claims

We are subject to litigation in the ordinary course of business. Management does not believe that the resolution of any pending proceedings would have a material adverse effect on our financial position or results of operations.

(c) LCO Protection

Most of the customer service commitments entered into prior to our privatization were transferred to us pursuant to novation agreements. Certain of these agreements contain provisions, including provisions for lifeline connectivity obligation (“LCO”) protection, which constrain our ability to price services in some circumstances. Our LCO contracts require us to provide customers with the right to renew their service commitments covered by LCO contracts at prices no higher than the prices charged for those services on the privatization date. Under some circumstances, we may also be required by an LCO contract to reduce the price for a service commitment covered by the contract. LCO protection may continue until July 18, 2013. As of December 31, 2011, we had approximately $95.9 million of backlog covered by LCO contracts and to date we have not been required to reduce prices for our LCO-protected service commitments. There can be no assurance that we will not be required to reduce prices in the future under our LCO commitments.

(d) WildBlue Litigation

In late 2010, Intelsat USA Sales Corp. (“USA Sales”), our wholly-owned indirect subsidiary, and certain of our directors and officers, were named as defendants in an amendment to a lawsuit filed against WildBlue in Delaware. The lawsuit alleged, among other things, that various former directors of WildBlue, including certain of our directors and officers, breached their fiduciary duty in connection with their approval of a recapitalization of WildBlue in July 2008. WildBlue was a U.S. satellite broadband internet service provider, and USA Sales owned approximately 28% of WildBlue before selling its interest to Viasat in a non-cash transaction in December 2009. On November 30, 2011, the parties reached a settlement, pursuant to which we agreed to pay $6.1 million, representing our share of the settlement payment, in exchange for a release of all claims made by the plaintiffs. The court approved the settlement in January 2012. We accrued the $6.1 million in the fourth quarter of 2011 and it is included in other income, net in the accompanying consolidated statement of operations for the year ended December 31, 2011. We incurred approximately $2.2 million of legal fees in connection with the case, which have been reflected in selling, general and administrative expenses in the accompanying consolidated statement of operations.